SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934, as amended.

Filed by the registrant ☒

Filed by a party other than the registrant

Check the appropriate box:

Preliminary Proxy Statement    ☐

Confidential for Use of the Commission only (as permitted by Rule 14a-6(e)(2) ☐

Definitive Proxy Statement ☐

Definitive Additional Materials ☒

Soliciting Material Pursuant to §§ 240.14a-12 ☐

1-800-FLOWERS.COM, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

In connection with the annual meeting to be held on December 11, 2017, 1-800-FLOWERS.COM, Inc. (the “Company”) filed a definitive proxy statement and related proxy card with the Securities and Exchange Commission on October 30, 2017. The Company hereby files a revised proxy card.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form

1-800-FLOWERS.COM, INC.
ONE OLD COUNTRY ROAD
CARLE PLACE, NY 11514
Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch- hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return tone telephone transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in it and mail to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends a vote FOR all the nominees for Directors listed in proposal 1, and FOR proposals 2 and 3.

1.	To elect ten Directors:

	For	Withhold		For	Withhold		For	Withhold

01–Geralyn R. Breig	☐	☐	02–Celia Brown	☐	☐	03–James Cannavino	☐	☐

04–Eugene DeMark	☐	☐	05– Leonard J. Elmore	☐	☐	06– Sean Hegarty	☐	☐

07– Christopher G. McCann	☐	☐	08– James F. McCann	☐	☐	09 – Katherine Oliver	☐	☐

10 – Larry Zarin	☐	☐

	For	Against	Abstain

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM. Proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered accounting firm for the fiscal year ending July 1, 2018 as described in the Proxy Statement

	☐	☐	☐

3. Advisory vote on executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal	1 year	2 years	3 years	Abstain

4. Advisory vote on the frequency of holding future advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal

5. To vote on one shareholder proposal regarding a change to provide that all of the Company's outstanding stock have one vote per share.	For	Against	Abstain
	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [Please sign within box]	Date

Signature (Joint Owner)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com .

1-800-FLOWERS.COM, INC.

Annual Meeting of Stockholders

December 11, 2017 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned stockholder of 1-800-FLOWERS.COM, INC. hereby appoints Gerard M. Gallagher, Corporate Secretary, with full power of substitution, as proxy to vote the shares of stock, in accordance with the undersigned's specifications, which the undersigned could vote if personally present at the Annual Meeting of Stockholders of 1-800-FLOWERS.COM, INC. to be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the "Meeting Place"), on Monday, December 11, 2017 at 9:00 a.m. eastern standard time or any adjournment thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY  WILL  BE  VOTED  "FOR" THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS, “FOR” THE RATIFICATION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUCTING FIRM FOR THE FISCAL YEAR ENDING JULY 1, 2018, “FOR" THE ADVISORY VOTE ON EXECUTIVE COMPENSATION, “THREE YEARS” FOR FREQUENCY OF EXECUTIVE COMPENSATION VOTES, “AGAINST” THE SHAREHOLDER PROPOSAL REGARDING A CHANGE TO PROVIDE THAT ALL OF THE COMPANY'S OUTSTANDING STOCK HAVE ONE VOTE PER SHARE, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY AS TO OTHER MATTERS WHICH PROPERLY COME BEFORE THE ANNUAL MEETING.

All of the proposals set forth are proposals of the Company, other than Proposal 5. None of the proposals is related to or conditioned upon approval of any other proposal.

Continued and to be signed on reverse side